EXHIBIT 21

The following is a list of subsidiaries of the Company as of December 31, 2018, omitting some subsidiaries which, considered in the aggregate, would not constitute a significant subsidiary.

Company Name	Where Incorporated or Organized
Agouron Pharmaceuticals, LLC	California
AH Robins LLC	Delaware
AHP Holdings B.V.	Netherlands
AHP Manufacturing B.V.	Netherlands
Alacer Corp.	California
Alpharma Pharmaceuticals LLC	Delaware
American Food Industries LLC	Delaware
Anacor Pharmaceuticals, Inc.	Delaware
Ayerst-Wyeth Pharmaceuticals LLC	Delaware
Bamboo Therapeutics, Inc.	Delaware
Bioren, LLC	Delaware
Blue Whale Re Ltd.	Vermont
C.P. Pharmaceuticals International C.V.	Netherlands
CICL Corporation	Delaware
COC I Corporation	Delaware
Coley Pharmaceutical GmbH	Germany
Coley Pharmaceutical Group, Inc.	Delaware
Continental Pharma, Inc.	Belgium
Covx Technologies Ireland Limited	Ireland
Cyanamid de Argentina S.A.	Delaware
Cyanamid de Colombia, S.A.	Delaware
Distribuidora Mercantil Centro Americana, S.A.	Delaware
Encysive Pharmaceuticals Inc.	Delaware
Excaliard Pharmaceuticals, Inc.	Delaware
Farminova Produtos Farmaceuticos de Inovacao, Lda.	Portugal
Ferrosan A/S	Denmark
Ferrosan International A/S	Denmark
Ferrosan S.R.L.	Romania
FoldRx Pharmaceuticals, Inc.	Delaware
Fort Dodge Manufatura Ltda.	Brazil
G. D. Searle & Co. Limited	United Kingdom
G. D. Searle International Capital LLC	Delaware
G. D. Searle LLC	Delaware
Genetics Institute, LLC	Delaware
GenTrac, Inc.	Wisconsin
GI Europe, Inc.	Delaware
GI Japan, Inc.	Delaware
Greenstone LLC	Delaware
HBAF Ltd.	Bahamas

Hospira (China) Enterprise Management Co. Ltd.	People’s Republic of China
Hospira Adelaide Pty Ltd	Australia
Hospira Australia Pty Ltd	Australia
Hospira Benelux BVBA	Belgium
Hospira Enterprises B.V.	Netherlands
Hospira France SAS	France
Hospira Holdings (S.A.) Pty Ltd	Australia
Hospira Ireland Holdings Unlimited Company	Ireland
Hospira Ireland Sales Limited	Ireland
Hospira Limited	Hong Kong
Hospira NZ Limited	New Zealand
Hospira Philippines, Inc.	Philippines
Hospira Pte. Ltd.	Singapore
Hospira Pty Limited	Australia
Hospira Puerto Rico, LLC	Delaware
Hospira Singapore Pte Ltd	Singapore
Hospira UK Limited	United Kingdom
Hospira Worldwide, LLC	Delaware
Hospira Zagreb d.o.o.	Croatia
Hospira, Inc.	Delaware
InnoPharma, Inc.	Delaware
International Affiliated Corporation LLC	Delaware
JMI-Daniels Pharmaceuticals, Inc.	Florida
John Wyeth & Brother Limited	United Kingdom
Kiinteistö oy Espoon Pellavaniementie 14	Finland
King Pharmaceuticals Holdings LLC	Delaware
King Pharmaceuticals LLC	Delaware
King Pharmaceuticals Research and Development, LLC	Delaware
Korea Pharma Holding Company Limited	Hong Kong
Laboratoires Pfizer, S.A.	Morocco
Laboratorios Parke Davis, S.L.	Spain
Laboratorios Pfizer Ltda.	Brazil
Laboratórios Pfizer, Lda.	Portugal
Laboratorios Wyeth LLC	Pennsylvania
Laboratorios Wyeth S.A.	Venezuela
Mayne Pharma IP Holdings (Euro) Pty Ltd	Australia
Medivation Field Solutions LLC	Delaware
Medivation LLC	Delaware
Medivation Neurology LLC	Delaware
Medivation Prostate Therapeutics LLC	Delaware
Medivation Services LLC	Delaware
Medivation Technologies LLC	Delaware
Meridian Medical Technologies, Inc.	Delaware
Monarch Pharmaceuticals, LLC	Tennessee
MTG Divestitures LLC	Delaware
Neusentis Limited	United Kingdom

PAH USA IN8 LLC	Delaware
Parke Davis Limited	Hong Kong
Parke, Davis & Company LLC	Michigan
Parkedale Pharmaceuticals, Inc.	Michigan
P-D Co., LLC	Delaware
Peak Enterprises LLC	Delaware
PF Asia Manufacturing B.V.	Netherlands
PF Consumer Healthcare 1 LLC	Delaware
PF Consumer Healthcare B.V.	Netherlands
PF Consumer Healthcare Canada ULC	Canada
PF Consumer Healthcare New Zealand Limited	New Zealand
PF Healthcare Australia Pty Ltd	Australia
PF OFG (Thailand) Limited	Thailand
PF OFG Australia Pty Ltd	Australia
PF OFG HELLAS L.T.D.	Greece
PF OFG Hong Kong Limited	Hong Kong
PF OFG New Zealand ULC	New Zealand
PF OFG South Korea 1 B.V.	Netherlands
PF PR Holdings C.V.	Netherlands
PF PRISM C.V.	Netherlands
PF PRISM Holdings S.a.r.l.	Luxembourg
PF Prism S.á.r.l.	Luxembourg
PFE Holdings G.K.	Japan
PFE Pfizer Holdings 1 LLC	Delaware
PFE PHAC Holdings 1 LLC	Delaware
PFE Wyeth Holdings LLC	Delaware
PFE Wyeth-Ayerst (Asia) LLC	Delaware
Pfizer	France
Pfizer (China) Research and Development Co. Ltd.	People’s Republic of China
Pfizer (Malaysia) Sdn Bhd	Malaysia
Pfizer (Perth) Pty Ltd	Australia
Pfizer (Thailand) Limited	Thailand
Pfizer (Wuhan) Research and Development Co. Ltd.	People’s Republic of China
Pfizer AB	Sweden
Pfizer Africa & Middle East for Pharmaceuticals, Veterinarian Products & Chemicals S.A.E.	Egypt
Pfizer Afrique de L'Ouest	Senegal
Pfizer AG	Switzerland
Pfizer Anti-Infectives AB	Sweden
Pfizer ApS	Denmark
Pfizer AS	Norway
Pfizer Asia Manufacturing Pte. Ltd.	Singapore
Pfizer Asia Pacific Pte Ltd.	Singapore
Pfizer Atlantic Holdings S.a.r.l.	Luxembourg
Pfizer Australia Holdings B.V.	Netherlands
Pfizer Australia Holdings Pty Limited	Australia

Pfizer Australia Investments Pty Ltd	Australia
Pfizer Australia Pty Ltd	Australia
Pfizer B.V.	Netherlands
Pfizer Baltic Holdings B.V.	Netherlands
Pfizer Biofarmacêutica, Sociedade Unipessoal Lda	Portugal
Pfizer Biologics (Hangzhou) Co. Ltd	People’s Republic of China
Pfizer Biologics Ireland Holdings Limited	Ireland
Pfizer Biotech Corporation	Taiwan
Pfizer Bolivia S.A.	Bolivia
Pfizer Brazil Holding SARL	Luxembourg
Pfizer Canada ULC	Canada
Pfizer CentreSource Asia Pacific Pte. Ltd.	Singapore
Pfizer Chile S.A.	Chile
Pfizer Cia. Ltda.	Ecuador
Pfizer Colombia Spinco I LLC	Pennsylvania
Pfizer Commercial Holdings Coöperatief U.A.	Netherlands
Pfizer Commercial Holdings TRAE Kft.	Hungary
Pfizer Commercial TRAE Trading Kft.	Hungary
Pfizer Consumer Healthcare AB	Sweden
Pfizer Consumer Healthcare GmbH	Germany
Pfizer Consumer Healthcare Limited	United Kingdom
Pfizer Consumer Manufacturing Italy S.r.l.	Italy
Pfizer Corporation Austria Gesellschaft m.b.H.	Austria
Pfizer Corporation Hong Kong Limited	Hong Kong
Pfizer Corporation S. de R.L.	Panama
Pfizer Croatia d.o.o.	Croatia
Pfizer Deutschland GmbH	Germany
Pfizer Development LP	United Kingdom
Pfizer Development Services (UK) Limited	United Kingdom
Pfizer Domestic Ventures Limited	Jersey
Pfizer Dominicana, S.R.L	Dominican Republic
Pfizer East India B.V.	Netherlands
Pfizer Eastern Investments B.V.	Netherlands
Pfizer Egypt S.A.E.	Egypt
Pfizer Enterprise Holdings B.V.	Netherlands
Pfizer Enterprises LLC	Delaware
Pfizer Enterprises SARL	Luxembourg
Pfizer ESP Pty. Ltd.	Australia
Pfizer Europe Finance B.V.	Netherlands
Pfizer Export B.V.	Netherlands
Pfizer Export Company	Ireland
Pfizer Export Holding Company B.V	Netherlands
Pfizer Finance Share Service (Dalian) Co., Ltd.	People’s Republic of China
Pfizer Financial Services	Belgium
Pfizer France International Investments	France
Pfizer Free Zone Panama, S. de R.L.	Panama

Pfizer GEP, S.L.	Spain
Pfizer Global Holdings B.V.	Netherlands
Pfizer Global Supply Japan Inc.	Japan
Pfizer Global Trading	Ireland
Pfizer Group Luxembourg SARL	Luxembourg
Pfizer Gulf FZ-LLC	United Arab Emirates
Pfizer H.C.P. Corporation	New York
Pfizer Health AB	Sweden
Pfizer Health Solutions Inc.	Delaware
Pfizer Healthcare India Private Limited	India
Pfizer Healthcare Ireland	Ireland
Pfizer Hellas, A.E.	Greece
Pfizer Himalaya Holdings Coöperatief U.A.	Netherlands
Pfizer Holding France	France
Pfizer Holding Ventures	Ireland
Pfizer Holdings Corporation	Delaware
Pfizer Holdings Europe Unlimited Company	Ireland
Pfizer Holdings G.K.	Japan
Pfizer Holdings International Corporation	Delaware
Pfizer Holdings International Luxembourg (PHIL) SARL	Luxembourg
Pfizer Hungary Holdings TRAE Kft.	Hungary
Pfizer Ilaclari Limited Sirketi	Turkey
Pfizer Innovations AB	Sweden
Pfizer Innovations LLC	Russia
Pfizer Innovative Supply Point International BVBA	Belgium
Pfizer International LLC	New York
Pfizer International Markets B.V.	Netherlands
Pfizer International Operations	France
Pfizer International S. de R.L.	Panama
Pfizer International Trading (Shanghai) Limited	People’s Republic of China
Pfizer Investment Capital Unlimited Company	Ireland
Pfizer Investment Co. Ltd.	People’s Republic of China
Pfizer Investment Holdings S.a.r.l.	Luxembourg
Pfizer Ireland Investments Limited	Ireland
Pfizer Ireland PFE Holding 1 LLC	Delaware
Pfizer Ireland Pharmaceuticals	Ireland
Pfizer Ireland Ventures Unlimited Company	Ireland
Pfizer Italia S.r.l.	Italy
Pfizer Italy Group Holding S.r.l.	Italy
Pfizer Japan Inc.	Japan
Pfizer Laboratories (Pty) Limited	South Africa
Pfizer Laboratories Limited	Kenya
Pfizer Laboratories PFE (Pty) Ltd	South Africa
Pfizer Leasing Ireland Limited	Ireland
Pfizer Leasing UK Limited	United Kingdom

Pfizer Limited	India
Pfizer Limited	Taiwan
Pfizer Limited	United Kingdom
Pfizer LLC	Russia
Pfizer Luxco Holdings SARL	Luxembourg
Pfizer Luxembourg Global Holdings S.à r.l.	Luxembourg
Pfizer Luxembourg SARL	Luxembourg
Pfizer Manufacturing Austria G.m.b.H.	Austria
Pfizer Manufacturing Belgium N.V.	Belgium
Pfizer Manufacturing Deutschland GmbH	Germany
Pfizer Manufacturing Deutschland Grundbesitz GmbH & Co. KG	Germany
Pfizer Manufacturing Holdings LLC	Delaware
Pfizer Manufacturing Ireland Unlimited Company	Ireland
Pfizer Manufacturing LLC	Delaware
Pfizer Manufacturing Services	Ireland
Pfizer MAP Holding, Inc.	Delaware
Pfizer Medical Technology Group (Belgium) N.V.	Belgium
Pfizer Medicamentos Genericos e Participacoes Ltda.	Brazil
Pfizer Mexico Luxco SARL	Luxembourg
Pfizer Mexico, S.A. de C.V.	Mexico
Pfizer Middle East for Pharmaceuticals, Animal Health and Chemicals S.A.E.	Egypt
Pfizer New Zealand Limited	New Zealand
Pfizer Norge AS	Norway
Pfizer North American Holdings Inc.	Delaware
Pfizer OFG Germany GmbH	Germany
Pfizer OTC B.V.	Netherlands
Pfizer Overseas LLC	Delaware
Pfizer Oy	Finland
Pfizer Pakistan Limited	Pakistan
Pfizer Parke Davis (Thailand) Ltd.	Thailand
Pfizer Parke Davis Sdn. Bhd.	Malaysia
Pfizer PFE ApS	Denmark
Pfizer PFE AsiaPac Holding B.V.	Netherlands
Pfizer PFE Australia Holding B.V.	Netherlands
Pfizer PFE Australia Pty Ltd	Australia
Pfizer PFE B.V.	Netherlands
Pfizer PFE Baltic Holdings B.V.	Netherlands
Pfizer PFE Belgium SPRL	Belgium
Pfizer PFE Brazil Holding S.à r.l.	Luxembourg
Pfizer PFE CIA. Ltda.	Ecuador
Pfizer PFE Colombia Holding LLC	Delaware
Pfizer PFE Colombia S.A.S	Colombia
Pfizer PFE Croatia Holding B.V.	Netherlands
Pfizer PFE Eastern Investments B.V.	Netherlands

Pfizer PFE Finland Oy	Finland
Pfizer PFE France	France
Pfizer PFE Global Holdings B.V.	Netherlands
Pfizer PFE İlaçları Anonim Şirketi	Turkey
Pfizer PFE Ireland Pharmaceuticals Holding 1 B.V.	Netherlands
Pfizer PFE Limited	Taiwan
Pfizer PFE Luxembourg S.à r.l.	Luxembourg
Pfizer PFE Mexico Holding 3 LLC	Delaware
Pfizer PFE New Zealand Holding B.V.	Netherlands
Pfizer PFE Norway Holding S.à r.l.	Luxembourg
Pfizer PFE Peru Holding LLC	Delaware
Pfizer PFE Peru S.R.L.	Peru
Pfizer PFE Pharmaceuticals Israel Holding LLC	Delaware
Pfizer PFE Pharmaceuticals Israel Ltd.	Israel
Pfizer PFE PILSA Holdco S.à r.l.	Luxembourg
Pfizer PFE Private Limited	Singapore
Pfizer PFE Service Company Holding B.V.	Netherlands
Pfizer PFE Singapore Holding B.V.	Netherlands
Pfizer PFE Singapore Pte. Ltd.	Singapore
Pfizer PFE Spain B.V.	Netherlands
Pfizer PFE Spain Holding, S.L.	Spain
Pfizer PFE Switzerland GmbH	Switzerland
Pfizer PFE Turkey Holding 1 B.V.	Netherlands
Pfizer PFE Turkey Holding 2 B.V.	Netherlands
Pfizer PFE UK Holding 4 LP	United Kingdom
Pfizer PFE US Holdings 4 LLC	Delaware
Pfizer PFE US Holdings 5 LLC	Delaware
Pfizer PFE, spol. s r.o.	Czech Republic
Pfizer Pharm Algerie	Algeria
Pfizer Pharma GmbH	Germany
Pfizer Pharma PFE GmbH	Germany
Pfizer Pharmaceutical (Wuxi) Co., Ltd.	People’s Republic of China
Pfizer Pharmaceutical Enterprises Global Management Co.,Ltd.	People’s Republic of China
Pfizer Pharmaceutical Trading Limited Liability Company (a/k/a Pfizer Kft. or Pfizer LLC)	Hungary
Pfizer Pharmaceuticals Global B.V.	Netherlands
Pfizer Pharmaceuticals Israel Ltd.	Israel
Pfizer Pharmaceuticals Korea Limited	Republic of Korea
Pfizer Pharmaceuticals LLC	Delaware
Pfizer Pharmaceuticals Ltd.	People’s Republic of China
Pfizer Pharmaceuticals Tunisie Sarl	Tunisia
Pfizer Pigments Inc.	Delaware
Pfizer Polska Sp. z.o.o.	Poland
Pfizer Private Limited	Singapore
Pfizer Production LLC	Delaware

Pfizer Products Inc.	Connecticut
Pfizer Products India Private Limited	India
Pfizer R&D Holding B.V.	Netherlands
Pfizer R&D Japan G.K.	Japan
Pfizer R&D UK Limited	United Kingdom
Pfizer Research (NC), Inc.	Delaware
Pfizer Romania SRL	Romania
Pfizer S.A.	Peru
Pfizer S.A. (Belgium)	Belgium
Pfizer S.A.S.	Colombia
Pfizer S.G.P.S. Lda.	Portugal
Pfizer S.R.L.	Argentina
Pfizer S.r.l.	Italy
Pfizer Saidal Manufacturing	Algeria
Pfizer Santé Familiale	France
Pfizer Saudi Limited	Saudi Arabia
Pfizer Seiyaku K.K.	Japan
Pfizer Service Company BVBA	Belgium
Pfizer Service Company Ireland Unlimited Company	Ireland
Pfizer Services 1	France
Pfizer Services LLC	Delaware
Pfizer Shared Services Unlimited Company	Ireland
Pfizer Shareholdings Intermediate SARL	Luxembourg
Pfizer Spain Holdings B.V.	Netherlands
Pfizer Specialties Limited	Nigeria
Pfizer SRB d.o.o.	Serbia
Pfizer Strategic Investment Holdings LLC	Delaware
Pfizer Trading Polska sp.z.o.o.	Poland
Pfizer TRAE Holdings Kft.	Hungary
Pfizer Transactions LLC	Delaware
Pfizer Tunisie SA	Tunisia
Pfizer Vaccines LLC	Delaware
Pfizer Venezuela, S.A.	Venezuela
Pfizer Venture Investments LLC	Delaware
Pfizer Ventures (US) LLC	Delaware
Pfizer Ventures LLC	Delaware
Pfizer Worldwide Services Unlimited Company	Ireland
Pfizer Zona Franca, S.A.	Costa Rica
Pfizer, Inc.	Philippines
Pfizer, S.A.	Costa Rica
Pfizer, S.A. de C.V.	Mexico
Pfizer, S.L.	Spain
Pfizer, spol. s r.o.	Czech Republic
Pharmacia & Upjohn Company LLC	Delaware
Pharmacia & Upjohn LLC	Delaware
Pharmacia & Upjohn, S.A. de C.V.	Mexico

Pharmacia Brasil Ltda.	Brazil
Pharmacia Hepar LLC	Delaware
Pharmacia Holding AB	Sweden
Pharmacia Inter-American LLC	Pennsylvania
Pharmacia International B.V.	Netherlands
Pharmacia Limited	United Kingdom
Pharmacia LLC	Delaware
PHILCO Holdings S.à r.l.	Luxembourg
PHIVCO Corp.	Delaware
PHIVCO Holdco S.à r.l.	Luxembourg
PHIVCO Luxembourg S.à r.l.	Luxembourg
PIMB OFG Spain Holding, S.L.	Spain
PT. Pfizer Indonesia	Indonesia
Renrall LLC	Wyoming
Rinat Neuroscience Corp.	Delaware
Roerig S.A.	Chile
Searle Laboratorios, Lda.	Portugal
Servicios P&U, S. de R.L. de C.V.	Mexico
Shiley LLC	California
Sinergis Farma-Produtos Farmaceuticos, Lda.	Portugal
Solinor LLC	Delaware
Sugen LLC	Delaware
Tabor LLC	Delaware
Treerly Health Co., Ltd	People’s Republic of China
Upjohn Global Holdings B.V.	Netherlands
Upjohn Laboratorios Lda.	Portugal
Upjohn South Africa (Pty) Ltd.	South Africa
Upjohn US 1 LLC	Delaware
Upjohn US 2 LLC	Delaware
Vesterålens Naturprodukter A/S	Denmark
Vesterålens Naturprodukter AB	Sweden
Vesterålens Naturprodukter AS	Norway
Vesterålens Naturprodukter OY	Finland
Vicuron Holdings LLC	Delaware
Warner Lambert del Uruguay S.A.	Uruguay
Warner-Lambert Company AG	Switzerland
Warner-Lambert Company LLC	Delaware
Whitehall International Inc.	New York
W-L LLC	Delaware
Wyeth (Asia) Limited	Delaware
Wyeth (Thailand) Ltd.	Thailand
Wyeth AB	Sweden
Wyeth Australia Pty Limited	Australia
Wyeth Ayerst Inc.	Delaware
Wyeth Ayerst S.à r.l.	Luxembourg

Wyeth Consumer Healthcare LLC	Pennsylvania
Wyeth Europa Limited	United Kingdom
Wyeth Farma, S.A.	Spain
Wyeth Holdings LLC	Maine
Wyeth Industria Farmaceutica Ltda.	Brazil
Wyeth KFT.	Hungary
Wyeth Lederle S.r.l.	Italy
Wyeth LLC	Delaware
Wyeth Pakistan Limited	Pakistan
Wyeth Pharmaceutical Co., Ltd.	People’s Republic of China
Wyeth Pharmaceuticals Company	Puerto Rico
Wyeth Pharmaceuticals FZ-LLC	United Arab Emirates
Wyeth Pharmaceuticals India Private Limited	India
Wyeth Pharmaceuticals LLC	Delaware
Wyeth Puerto Rico, Inc.	Puerto Rico
Wyeth Subsidiary Illinois Corporation	Illinois
Wyeth Whitehall Export GmbH	Austria
Wyeth-Ayerst (Asia) Limited	Delaware
Wyeth-Ayerst International LLC	Delaware
Wyeth-Ayerst Promotions Limited	Delaware